Scudder Small Cap Value Fund Touch Tone Voting Script


              SCRIPT FOR REGISTERED SHAREHOLDERS TELEPHONE VOTING

           SCUDDER DREMAN CUSTOMIZED SCRIPT - OCTOBER 2001
           SHAREHOLDERS HEARS THIS SCRIPT

Speech 1 Welcome. Please enter the control number located on the upper portion of your proxy card.

Custom     By using this service you are appointing Management Information
Speech Services Corp. as your agent to complete your proxy card in accordance with your instructions.

Speech 2   To vote as the Board recommends on all proposals, press 1 now.

Closing A  You voted as the Board recommended. If this is correct, press 1. If incorrect, press 0.

If shareholder presses 0 to indicate an incorrect vote, he/she will hear:

           "Your vote has been canceled. If you have received more than one proxy card, you must vote each card separately. If you would like to vote another proxy, press 1 now. To end this call, press 0 now."

Speech 2a  To vote on each proposal separately, press 0 now.



Speech 4   Proposal 1:
           To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0.

Closing B  Your vote has been cast as follows:
               Proposal 1: For, Against, Abstain
           If this is correct, press 1 now; If incorrect, press 0.



Speech 5 If you have received more than one proxy card, you must vote each card separately. If you would like to vote another proxy, press 1 now. To end this call, press 0 now.


Speech 6  Thank you for voting.


Approved by: ________________________

Date approved: ______________________


CONFIDENTIAL                         MANAGEMENT INFORMATION SERVICES CORPORATION

8/18/99

Scudder Small Cap Value Fund Solicitation Script


Hello. My name is ______. May I please speak with _____?
I'm calling on behalf of your current investment in the (fund name).
Briefly, I wanted to be sure you received a proxy card for the Special meeting of Shareholders to be held on January 17, 2002. Has that arrived?

Scenario 1- Proxy not arrived
The proxy materials were mailed out on or about (mail date). When you do receive them, it would be greatly appreciated if you could return them.
Do you have a pen and paper handy? I would like to leave you with our toll free number.
If you have any questions or would like to vote over the phone please call, (GS Toll Free).
When calling, please refer to record #____.
Our hours of operation are from 9:00am to 11:00 eastern time.
Thank you for your time and have a nice day/evening! (end)

Scenario 2-Proxy arrived
Have you had a chance to return that yet?

Scenario 2i-returned proxy
Thank you very much for your prompt response. Have a nice day/evening. (end)

Scenario 2ii-proxy not returned
Are you interested in voting over the phone today?

Does not want to vote-Thank you for time. If you could take a minute to vote your proxy soon, it would be much appreciated. (end)

Agrees to vote-I will be reading the proposals you will be voting on. If you have any questions, please feel free to let me know.
(read proposals & answer any questions the S/H may have)
Would you like to register a vote along with the recommendations of your board?

Yes(vote w/ Board)-I am recording your_vote and will send you a printed confirmation to (address).

For confirmation purposes, may I have the city, state and zip code that we'll be mailing your confirmation to?...Thank you very much for participating. Have a nice day/evening. (end)

No (vote not w/ Board)-How would you like to register your vote?
*Declines to vote-Thank you for time. If you could take a minute to vote your proxy soon, it will be much appreciated. (end)

*Agrees to vote-I am recording your_vote and will send you a printed confirmation to (address). For confirmation purposes, may I have the city, state and zip code that we'll be mailing your confirmation to?...Thank you very much for participating.
Have a nice day/evening. (end)

Scudder Small Cap Value Fund Solicitation Script


Machine Message:

This message is to remind you that a Special meeting of the (Fund name) is scheduled for January 17, 2002. To quickly vote your shares over the telephone, simply call (GS Toll Free). When calling please refer to record # ___.

Representatives are available until 11:00 p.m. eastern time and will be happy to assist.
Your vote is important! Thank you.

For internal use only. Not for distribution.


DREMAN PROXY MAILING  *  FACT SHEET

WHY ARE WE GOING OUT TO OUR SCUDDER SMALL CAP VALUE FUND AND SCUDDER SMALL CAP VALUE PORTFOLIO SHAREHOLDERS WITH A PROXY THIS MONTH?

There is a proposal to approve a proposed sub-advisory agreement for each of these funds. The Investment Company Act of 1940 requires approval of the proposed sub-advisory agreements from both the shareholders of the funds and the funds' Boards. The Boards have already approved the proposed sub-advisory agreements.

WHAT IS THE NATURE OF THE PROPOSED CHANGE?

Shareholders are being asked to approve a proposed sub-advisory agreement for their fund between ZSI and Dreman Value Management, L.L.C. ("DVM"). Below is an excerpt from the Q&A section of the proxy that discusses the change:

     Zurich Scudder Investments, Inc. ("ZSI"), your fund's investment manager, proposes to delegate day-to-day investment management of your fund's portfolio to DVM pursuant to a proposed sub-advisory agreement. The investment advisory fees paid by your fund will not change. The sub-advisory fees paid to DVM will be paid by ZSI, not your fund. Shareholders are being asked to approve the proposed sub-advisory agreement because the Investment Company Act of 1940 requires its approval by both shareholders of your fund and your fund's Board. The Board has unanimously approved the sub-advisory agreement and recommends that your fund's shareholders also approve it.

WHEN WILL THE PROXY BE GOING OUT TO SHAREHOLDERS?

Proxy materials for the FUND began to mail on October 29, 2001. The proxy materials for the PORTFOLIO (a variable annuity product) will commence mailing on November 1. The target date to complete mailing of the first solicitation is approximately November 8. If additional solicitations are needed, those materials will mail between early December through mid-January, 2002. The Proxy Team will provide printed samples of all materials to each phone site.

WHO SHOULD I CONTACT IF I HAVE A QUESTION ABOUT THE PROXY OR NEED MORE INFORMATION?

There is a Proxy Specialist/ Contact at each phone site that can help you stay informed as the proxy effort progresses. These people are in direct contact with the Proxy Project Team and can assist you by providing more information or addressing questions or concerns.

     Specialist              Phone Ext.           Site
     ----------              ----------          -------
     Dan Kaspari               x4-7046           Chicago
     Antonio Natale            x4-7140           Chicago
     John Carden               x2-8945           Norwell

WHEN WILL WE HEAR MORE ABOUT THE SCHEDULE AND TRAINING FOR THIS PROXY EFFORT?

The Proxy Specialist/Contact at your site will keep you informed as the schedule evolves. Information on the proxy effort will be distributed in hard copy and will also be available via our intranet. Printed documents will be available at all phone sites.

WHEN WILL THE SHAREHOLDER MEETINGS BE HELD FOR THIS PROXY?

Both the Fund and the Portfolio are scheduled to hold Special Meetings on January 17, 2002, at 3:00 p.m., ET.

For internal use only. Not for distribution.


WILL WE BE USING A THIRD PARTY FOR PHONE SUPPORT FOR THIS SOLICITATION?

Yes. Zurich Scudder Investments has contracted with Georgeson Shareholder Communications in NYC to provide phone support. (Georgeson is the new name for the firm "Shareholder Communications Corporation," which has provided phone support for our funds since 1997.)

For the Small Cap Value Fund, Georgeson will be providing both inbound and outbound phone support. For the Scudder Small Cap Value Portfolio, Georgeson will provide us with inbound support ONLY.

WHAT ARE THE TOLL FREE NUMBERS FOR MORE INFORMATION? WHAT ARE GEORGESON'S HOURS OF OPERATION?

Representatives at Georgeson will be available to answer calls Monday through Friday, 8:00 a.m., ET, until 7:00 p.m., ET., and Sat 9:00 a.m., ET, until 4:00 p.m., ET. Shareholders can call Georgeson at the toll-free numbers that are shown below.

NOTE THAT THESE NUMBERS WILL GO LIVE ON THE SCHEDULED FUND RECORD DATE.

As of 10/19/01, the toll-free number for Scudder Small Cap Value Fund is 888-895-6316.

As of 10/26/01, the toll-free number for Scudder Small Cap Value Portfolio is 888-896-1043.

WHAT METHODS OF VOTING ARE AVAILABLE TO SHAREHOLDERS?

Shareholders of the FUND can vote their proxy several ways:

          . By mail (customer returns the voted proxy card using a BRE that is included in the proxy statement kit)

          . By phone (customer calls a Georgeson representative directly, using the appropriate toll-free telephone number)

          . By touchtone dialing (the number for touch tone dialing will be printed on the proxy card)

          . Via Internet (the URL for the proxy voting site will be printed on the proxy card)

Contract holders of the PORTFOLIO can vote their proxy by return MAIL ONLY! (Customer returns the voted proxy card using a BRE that is included in the proxy statement kit.)

WILL DAVID DREMAN BE NAMED AS THE PORTFOLIO MANAGER?

Good question! Yes, David Dreman will be named as lead co-portfolio manager, along with John Dorfman. If the proposed sub-advisory agreement for the Fund is approved, the name of the Fund will be changed to "Scudder Dreman Small Cap Value Fund." If the proposed sub-advisory agreement for the Portfolio is approved, its name will be changed to "SVS Dreman Small Cap Value Portfolio."

WHAT PIECES OF INFORMATION DOES GEORGESON NEED PRIOR TO US TRANSFERRING A SHAREHOLDER?

The phone reps at Georgeson won't need any introductory information from the ZSI rep. The call is a COLD transfer over to Georgeson; the call goes into a specific telephone line. They will have prepared scripts for communicating with the caller. They will also verify the caller's name, account number, etc.

For internal use only. Not for distribution.


HOW WOULD WE GET ANOTHER PROXY STATEMENT TO A SHAREHOLDER REQUESTING ONE?

The phone rep should escalate the request to one of the Proxy Specialists. The Proxy Specialist should then send an email to the Proxy Team. I will be the contact for this solicitation, since the project is relatively small. For bigger projects, we would set up a Web site with instructions on re-ordering or replacing materials.

We will need to know the caller's name, social security number or account number, and basic registration information (address, zip code). I will relay this information to our tabulator (MIS), who will verify that person's right to vote the proxy, and will send the required materials.

WHAT VOTE IS REQUIRED TO APPROVE THE CHANGE?

Page 11 of the proxy statement describes the voting approval requirement:

     "Approval of Proposal 1 requires the affirmative vote of a ``majority of the outstanding voting securities'' of the Fund. The term ``majority of the outstanding voting securities,'' as defined in the 1940 Act, and as used in connection with Proposal 1, means: the affirmative vote of the lesser of
     (1) 67% of the voting securities of the Fund present at the Meeting if more than 50% of the outstanding voting securities of the Fund are present in person or by proxy or (2) more than 50% of the outstanding voting securities of the Fund. "

IS THERE A SPEED-DIAL EXTENSION SET UP TO TRANSFER CALLS TO GEORGESON OR WILL WE HAVE TO USE THE "888" NUMBER?

There are speed dial extensions set up for transferring calls to Georgeson. Phone reps from Chicago will dial x47840; reps from Norwell dial x25588. Your Rep Coordinator will distribute a grid with this information.